united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

OnTrack Core Fund
Annual Report
December 31, 2015

Investor Class Shares (OTRFX)
Advisor Class Shares (OTRGX)

1-855-747-9555
www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

February 19, 2016

Dear Shareholders,

This Annual Report for The OnTrack Core Fund (“Fund”) covers the period from January 1, 2015 to December 31, 2015 (“the period”). The Fund is managed for total return while keeping the Fund’s volatility and downside risk below that of major equity market indices. Price Capital Management, Inc. serves as the sub-advisor to the OnTrack Core Fund.

Although the OnTrack Core Fund was down for the year, in line with major stock market indices, it had much less volatility. During the period, the Investor Class Shares of the Fund had a negative return of 4.42%, while the Advisor Class Shares of the Fund had a negative return of 4.63%. This compares with slightly positive returns during the period of 0.03% for the Barclays Capital U.S. 1-3 month Treasury Bill Index, and 1.38% for the S&P 500 Total Return Index.

During the period, the positive signs of a strengthening domestic economy were eclipsed by several factors:

●	Uncertainty over when the U.S. Federal Reserve would raise interest rates, thereby possibly ending the relatively weak recovery prematurely

●	The crash in the Chinese market which declined 34.63% as measured from its peak in April to the low September. The slowdown in the Chinese economy pulled down commodity prices globally and influenced world markets, including the U.S.

●	The unprecedented plunge in oil prices. The spot price for the international crude oil benchmark Brent ended 2015 below $40 per barrel. Spot prices averaged $52 per barrel in 2015, 53% below 2014 and 49% below the average price prevailing 2010-2014. This deeply unsettled markets as investors tried to evaluate those market segments benefiting from much cheaper oil and those distressed by it.

The high-yield bond market was one of the segments distinctly suffering as energy issues comprise 16% of the high yield market. Concerns about defaults in this sector spread to other sectors, and the Barclays U.S. Corporate High Yield Total Return Index (unhedged) peaked in mid-May and was down 8.21% from this peak by year end.

The growing strength of the U.S. dollar also took its toll as U.S. companies faced lower export sales in its wake. Against this backdrop, the U.S. securities market in 2015 was characterized by a lack of significant trends and by volatility.

Throughout the period, the sub-advisor maintained an emphasis on risk management and continued to look for low risk opportunities in a high-risk market environment. These were primarily found among low volatility bond/income mutual funds and for a time select stock exchange traded funds (ETF’s), which the sub-advisor hedged periodically. At year end, the OnTrack Core Fund was defensively positioned.

While it has been a difficult market for investors the past two years, the subadvisor looks forward to taking advantage of what may be the next low-risk opportunity developing in high yield bonds.

The ML High Yield Master II Bond Index trended down below its 50 Day moving average, but rallied along with the overall stock market in mid-February of the current year. The February 2016 low marked a drawdown of 13.08% from the high in May 2015. The only previous double digit drawdowns of this index occurred in the bear markets of 2001-2002 and 2007-2008. Significant rallies occurred in high yield bonds after both of these declines.

We thank you for your trust in the Fund and look forward to reporting to you on the Fund’s progress in the semi-annual report.

Price Capital Management, Inc.	Advisors Preferred, LLC

OnTrack Core Fund
Portfolio Review (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, as compared to its benchmarks:

		Since Inception	Since Inception
	One Year	January 15, 2013	June 21, 2013
OnTrack Core Fund - Investor Class	(4.42)%	0.15%	N/A
OnTrack Core Fund - Advisor Class	(4.63)%	N/A	(1.07)%
Barclays 1-3 Month T-Bill Index **	0.03%	0.04%	0.03%
Barclays U.S. Aggregate Bond Index ***	0.55%	1.52%	2.85%
S&P 500 Total Return Index ****	1.38%	14.09%	12.69%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross operating expenses as stated in the fee table of the Fund’s Prospectus dated May 1, 2015 is 3.02% for the Investor Class and from the Prospectus dated May 1, 2015 is 3.22% for the Advisor Class. For performance information current to the most recent month-end, please call 1-855-747-9555.

**	The Barclays Capital 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. The Fund has replaced the Barclays U.S. Aggregate Bond Index with the Barclays Capital 1-3 Month U.S. Treasury Bill Index as the Fund’s primary benchmark because it believes the new benchmark is more representative of the Fund’s strategy.

***	The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Investors cannot invest directly in an index.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment
Since Inception through December 31, 2015 +

+	Inception date is January 15, 2013, for Investor Class

Top Holdings *	% of Net Assets
Money Market Fund	66.9%
Mutual Funds	23.8%
Exchange Traded Funds	9.3%
Other Assets Less Liabilities	0.0%
100.0%

*	The Top Holdings detailed does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

OnTrack Core Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 9.3%
	DEBT FUNDS - 9.3%
20,000	iShares National AMT-Free Muni Bond ETF	$2,214,200
40,000	Vanguard Total International Bond ETF	2,115,200
	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,328,412)	4,329,400

	MUTUAL FUNDS - 23.8%
	ASSET ALLOCATION FUND - 6.3%
346,509	Arrow Alternative Solutions Fund - Institutional Class	2,931,465

	DEBT FUNDS - 17.5%
515,399	Semper MBS Total Return Fund	5,612,691
228,519	BlackRock National Municipal Fund	2,513,711
		8,126,402

	TOTAL MUTUAL FUNDS (Cost - $11,115,081)	11,057,867

	SHORT-TERM INVESTMENTS - 66.9%
	MONEY MARKET FUND - 66.9%
31,108,442	Fidelity Institutional Money Market Funds - Money Market Portfolio - Institutional Class 0.28% * (Cost - $31,108,442)	31,108,442

	TOTAL INVESTMENTS - 100.0% (Cost - $46,551,935) (a)	$46,495,709
	OTHER ASSETS LESS LIABILITIES - 0.0%	13,857
	NET ASSETS - 100.0%	$46,509,566

ETF - Exchange Traded Fund

*	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $46,551,935 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$31,463
Unrealized Depreciation:	(87,689)
Net Unrealized Depreciation:	$(56,226)

TOTAL RETURN SWAPS
		Notional
		Amount at
	Number of	December 31,				Unrealized
Reference Entity	Shares	2015	Interest Rate Payable (1)	Termination Date	Counterparty	Appreciation
Oppenheimer Rochester High Yield Municipal Fund	1,480,000	$10,421,997	3-Mth USD_LIBOR plus 100 bp	10/16/2018	Barclays	$69,397

(1)  Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

OnTrack Core Fund
Statement Of Assets and Liabilities
December 31, 2015

ASSETS
Investment securities:
At cost	$46,551,935
At fair value	$46,495,709
Receivables:
Dividends	36,604
Net unrealized appreciation on swap contracts	69,397
Prepaid expenses and other assets	20,438
TOTAL ASSETS	46,622,148

LIABILITIES
Payables:
Investment advisory fees	97,624
Fund shares redeemed	12,579
Distribution (12b-1) fees payable	1,328
Non 12b-1 shareholder servicing fees	1,051
TOTAL LIABILITIES	112,582
NET ASSETS	$46,509,566

NET ASSETS CONSIST OF:
Capital Stock	54,992,113
Accumulated net investment income	1,066,949
Accumulated net realized loss from investments, futures and swaps	(9,562,667)
Net unrealized appreciation (depreciation) on:
Investments	(56,226)
Swaps	69,397
NET ASSETS	$46,509,566

NET ASSET VALUE PER SHARE
Investor Class Shares:
Net Assets	$40,314,384
Shares of beneficial interest outstanding [No par value, unlimited shares of beneficial interest authorized]	880,820
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$45.77
Advisor Class Shares:
Net Assets	$6,195,182
Shares of beneficial interest outstanding [No par value, unlimited shares of beneficial interest authorized]	134,665
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$46.00

See accompanying notes to financial statements.

OnTrack Core Fund
Statement of Operations
For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$49,926
Dividends	1,689,248
TOTAL INVESTMENT INCOME	1,739,174

EXPENSES
Investment advisory fees	2,630,449
Distribution (12b-1) fees- Advisor Class	36,256
Non 12b-1 shareholder servicing expense - Investor Class	10,168
NET EXPENSES	2,676,873

NET INVESTMENT LOSS	(937,699)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, FUTURES AND SWAPS
Net realized gain (loss) from:
Investments	(1,962,828)
Futures	(443,359)
Swaps	(631,537)
(3,037,724)
Net change in unrealized appreciation (depreciation) on:
Investments	(318,793)
Futures	(379,013)
Swaps	64,781
(633,025)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES AND SWAPS	(3,670,749)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,608,448)

See accompanying notes to financial statements.

OnTrack Core Fund
Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(937,699)	$(635,685)
Net realized gain (loss) from investments, futures, foreign currency and swaps	(3,037,724)	1,921,809
Net change in unrealized appreciation (depreciation) on investments, futures, and swaps	(633,025)	(1,132,140)
Net increase (decrease) in net assets resulting from operations	(4,608,448)	153,984

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income:
Investor Class	(2,460,137)	(2,498,023)
Advisor Class	(333,954)	(514,207)
From net realized capital gains:
Investor Class	—	(2,054,600)
Advisor Class	—	(440,409)
Net decrease in net assets resulting from dividend and distributions to shareholders	(2,794,091)	(5,507,239)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	41,342,911	36,214,084
Advisor Class	5,751,355	6,620,448
Reinvestment of dividends and distributions:
Investor Class	1,781,731	4,167,050
Advisor Class	148,026	177,427
Payments for shares redeemed:
Investor Class	(84,145,637)	(88,059,904)
Advisor Class	(17,137,774)	(17,914,796)
Total decrease in net assets from share of beneficial interest	(52,259,388)	(58,795,691)

TOTAL DECREASE IN NET ASSETS	(59,661,927)	(64,148,946)

NET ASSETS
Beginning of Year	106,171,493	170,320,439
End of Year^	$46,509,566	$106,171,493
^ Includes accumulated net investment income (loss)	$1,066,949	$2,781,188

SHARE ACTIVITY
Investor Class:
Shares Sold	794,399	682,671
Shares Reinvested	38,342	80,106
Shares Redeemed	(1,681,823)	(1,715,010)
Net decrease in shares of beneficial interest outstanding	(849,082)	(952,233)

Advisor Class:
Shares Sold	113,980	126,407
Shares Reinvested	3,167	3,415
Shares Redeemed	(343,235)	(350,907)
Net decrease in shares of beneficial interest outstanding	(226,088)	(221,085)

See accompanying notes to financial statements.

OnTrack Core Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Investor Class

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013 (a)
Net asset value, beginning of year or period	$50.79	$52.19	$50.00
Activity from investment operations:
Net investment loss (b)	(0.43)	(0.19)	(0.28)
Net realized and unrealized gain (loss) on investments	(1.77)	0.50	2.53
Total from investment operations	(2.20)	0.31	2.25

Less distributions from:
Net investment income	(2.82)	(0.93)	(0.06)
Net realized gains	—	(0.78)	—
Total distributions	(2.82)	(1.71)	(0.06)
Net asset value, end of year or period	$45.77	$50.79	$52.19
Total return (c)	(4.42)%	0.56%	4.51	% (d)
Net assets, at end of year or period (000s)	$40,314	$87,866	$139,977
Ratio of net expenses to average net assets (e)	2.51%	2.55%	2.56	% (f)
Ratio of net investment loss to average net assets (e,g)	(0.84)%	(0.37)%	(0.57	)% (f)
Portfolio Turnover Rate	589%	338%	412	% (d)

(a)	Investor Class commenced operation on January 15, 2013.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(c)	Total returns assumes reinvestment of all distributions.

(d)	Not Annualized.

(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(f)	Annualized.

(g)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

OnTrack Core Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Advisor Class
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013 (a)
Net asset value, beginning of year or period	$50.74	$52.15	$51.31
Activity from investment operations:
Net investment loss (b)	(0.61)	(0.26)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.70)	0.50	0.89
Total from investment operations	(2.31)	0.24	0.84

Less distributions from:
Net investment income	(2.43)	(0.87)	—
Net realized gains	—	(0.78)	—
Total distributions	(2.43)	(1.65)	—
Net asset value, end of year or period	$46.00	$50.74	$52.15
Total return (c)	(4.63)%	0.41%	1.64	% (d)
Net assets, at end of year or period (000s)	$6,195	$18,306	$30,344
Ratio of net expenses to average net assets (e)	2.75%	2.75%	2.69	% (f)
Ratio of net investment loss to average net assets (e,g)	(1.20)%	(0.50)%	(0.20	)% (f)
Portfolio Turnover Rate	589%	338%	412	% (d)

(a)	Advisor Class commenced operation on June 21, 2013.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(c)	Total returns assumes reinvestment of all distributions.

(d)	Not Annualized.

(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(f)	Annualized.

(g)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

OnTrack Core Fund
Notes to Financial Statements
December 31, 2015

1.	ORGANIZATION

OnTrack Core Fund (the “Fund”) is a non-diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total returns while keeping the Fund’s volatility and downside risk below that of major equity market indices. The Fund commenced operations on January 15, 2013.

The Fund currently offers two classes of shares: Investor Class and Advisor Class. Investor Class shares commenced operations on January 15, 2013 and Advisor Class shares on June 21, 2013. Investor Class and Advisor Class shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”) The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a

OnTrack Core Fund
Notes to Financial Statements (Continued)
December 31, 2015

price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

OnTrack Core Fund
Notes to Financial Statements (Continued)
December 31, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$4,329,400	$—	$—	$4,329,400
Mutual Funds	$11,057,867			$11,057,867
Short-Term Investments	31,108,442	—	—	31,108,442
Total Investments	$46,495,709	$—	$—	$46,495,709
Derivatives:
Swaps	$—	$69,397	$—	$69,397

*	Refer to the Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of any level during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

OnTrack Core Fund
Notes to Financial Statements (Continued)
December 31, 2015

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year 2013 and 2014 or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, U.S. Government securities, and derivatives, amounted to $276,746,513 and $296,856,345 respectively.

Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector on underlying fund). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

OnTrack Core Fund
Notes to Financial Statements (Continued)
December 31, 2015

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Portfolio of Investments of the Fund and Statement of Assets and Liabilities, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising its rights with respect to the collateral. Amounts expected to be owed to the Fund may be collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are typically a type of index bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

OnTrack Core Fund
Notes to Financial Statements (Continued)
December 31, 2015

Mutual Fund and Exchange Traded Notes (“ETNs”) Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Forward Foreign Currency Exchange Contracts – The Fund may enter into Forward Foreign Currency Exchange Contracts (“Forward Contracts”), in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing Forward Contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.

Futures Contracts – The Fund is subject to interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation or depreciation on swaps contracts. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2015.

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets	the Statement of	Financial	Cash Collateral
	Recognized Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Swaps Contracts	$69,397	$—	$69,397	$—	$—	$69,397

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

OnTrack Core Fund
Notes to Financial Statements (Continued)
December 31, 2015

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2015:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Total Return Swaps	Net Unrealized appreciation on swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts as of December 31, 2015

Derivative Investment Type	Interest Rate Risk
Total Return Swaps	$69,397

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2015:

Derivative Investment Type	Location of Gain/Loss on Derivative
Swaps/Futures	Net realized gain (loss) from Swaps
Net realized gain (loss) from Futures
Net change in unrealized appreciation (depreciation) on swaps
Net change in unrealized appreciation (depreciation) on futures

The following is a summary of the Fund’s realized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2015:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
					Total for the
	Commodity				Year Ended
Derivative Investment Type	Risk	Interest Rate Risk	Equity Risk	Currency Risk	December 31, 2015
Futures	117,627	$275,432	$(1,988,187)	$1,151,769	$(443,359)
Swaps	(269,175)	845,396	(1,207,758)	—	(631,537)
Total	$(151,548)	$1,120,828	$(3,195,945)	$1,151,769	$(1,074,896)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
					Total for the
	Commodity			Foreign	Year Ended
Derivative Investment Type	Risk	Interest Rate Risk	Equity Risk	Exchange Risk	December 31, 2015
Futures	—	$(8,533)	$(370,480)	$—	$(379,013)
Swaps	$—	783,308	(718,527)	—	64,781
Total		$774,775	$(1,089,007)	$—	$(314,232)

Associated Risk

The derivative instruments outstanding as of December 31, 2015 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolio of Investments. The prices of derivative instruments, including swaps

OnTrack Core Fund
Notes to Financial Statements (Continued)
December 31, 2015

and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Counterparty Risk: The Fund invests in derivative instruments (the “Product”) issued for the Fund by Credit Suisse and Barclays Bank (“Barclays”). If Credit Suisse and Barclays become insolvent, Credit Suisse and Barclays may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Credit Suisse or Barclays financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

5.	INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment Advisor to the Fund. The Advisor has engaged Price Capital Management, Inc. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 2.50% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor pays all operating expenses of the Fund, with the exception of shareholder servicing fees, 12b-1 fees, acquired fund fees and expenses, brokerage fees and commissions, borrowing costs (such as interest dividend on securities sold short, if any), taxes and extraordinary expenses. Pursuant to the advisory agreement, the Advisor received $2,630,449 in advisory fees.

Gemini Fund Services, LLC (“GFS”), Provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, GFS provides administration, fund accounting and transfer agent services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. These expenses are the responsibility of the Advisor.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. These expenses are the responsibility of the Advisor.

BluGiant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. These expenses are the responsibility of the Advisor.

The Board has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act and a Shareholder Servicing Plan (the “Servicing Plan”). The Rule 12b-1 Plan and Servicing Plan provide that a monthly distribution and service fee is calculated by the Fund at an annual rate of up to 0.25% and

OnTrack Core Fund
Notes to Financial Statements (Continued)
December 31, 2015

up to 0.15% (currently set at 0.01%), respectively, of its average daily net assets attributable to the Advisor Class and Investor Class and is paid to Ceros Financial Services (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of Advisor Class and Investor Class accounts, not otherwise required to be provided by the Advisor. The 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the year ended December 31, 2015 pursuant to the Rule 12b-1 Plan, the Advisor Class paid $36,256 which was paid out to brokers and dealers. The Distributor is an affiliate of the Advisor.

Each Trustee who is not an “interested person” of the Trust or Advisor was compensated at a rate of $20,000 per year, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

During the year ended December 31, 2015, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of OnTrack Core Fund and received $24,650 in trade commissions.

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the year ended December 31, 2015 and year ended December 31, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2015	December 31, 2014
Ordinary Income	$2,794,091	$5,002,688
Long-Term Capital Gain	—	504,551
	$2,794,091	$5,507,239

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	Loss and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$1,136,346	$—	$(8,794,875)	$—	$(767,792)	$(56,226)	$(8,482,547)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to mark-to-market on swap contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $767,792.

At December 31, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$7,704,200	$1,090,675	$8,794,875

OnTrack Core Fund
Notes to Financial Statements (Continued)
December 31, 2015

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of swap gains (losses) and adjustments for publicly traded partnerships resulted in reclassifications for the year ended December 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$2,017,551	$(2,017,551)

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds – Money Market Portfolio – Institutional Class. The Fund may redeem its investment from Fidelity Institutional Money Market Funds – Money Market Portfolio – Institutional Class at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Funds – Money Market Portfolio – Institutional Class. The financial statements of the Fidelity Institutional Money Market Funds – Money Market Portfolio – Institutional Class, including the portfolio of investments, can be found at Fidelity website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2015 the percentage of the Fund’s net assets invested in the Fidelity Institutional Money Market Funds – Money Market Portfolio – Institutional Class was 66.9%.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s consolidated financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of OnTrack Core Fund and
Board of Trustees of Advisors Preferred Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of OnTrack Core Fund (the “Fund”), a series of Advisors Preferred Trust, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OnTrack Core Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February, 24 2016

COHEN FUND AUDIT SERVICES, LTD. | 1350 EUCLID AVE., SUITE 800 | CLEVELAND, OH 44115-1877 | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

OnTrack Core Fund
Expense Example (Unaudited)
December 31, 2015

As a shareholder of OnTrack Core Fund, you incur two types of costs: (1) transaction costs; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the OnTrack Core Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the OnTrack Core Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account	Account	Period *
Expenses	Ratio	7/1/2015	12/31/2015	7/1/2015-12/31/2015
Investor Class	2.53%	$1,000.00	$964.70	$12.53
Advisor Class	2.75%	$1,000.00	$963.60	$13.61
Table 2
Hypothetical	Annualized	Beginning	Ending	Expenses Paid During
(5% return before	Expense	Account	Account	Period *
expenses)	Ratio	7/1/2015	12/31/2015	7/1/2015-12/31/2015
Investor Class	2.53%	$1,000.00	$1,012.45	$12.83
Advisor Class	2.75%	$1,000.00	$1,011.34	$13.94

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbers of days in the fiscal year (365).

OnTrack Core Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

Renewal of Advisory and Sub-Advisory Agreement – OnTrack Core Fund

At a meeting held on November 10, 2015, (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustee”), as such terms is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of the OnTrack Core Fund (the “Fund”) and the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Price Capital Management, Inc. (the “Sub-Adviser”).

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding (a) a description of the investment management personnel of the Adviser and Sub-Adviser, (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements; (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s proposed overall fees and operating expenses compared with similar mutual funds; (f) the anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the performance of the Fund as compared to the Fund’s benchmarks and Morningstar category.

In its consideration of the renewals of the Advisory Agreement and Sub-Advisory Agreement, the Trustees did not identify any single factor as controlling. Matters considered by the Trustees in connection with their approval of the Advisory Agreement and Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser and the materials provided by the Sub-Adviser relating to the Advisory Agreement between the Trust and the Adviser and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, respectively. With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s and Sub-Adviser’s Forms ADV, a description of the manner in which investment decisions are made for the Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and executed by the Adviser, a review of the experience of professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each of the Adviser and Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching their conclusions, the Board considered that the Adviser delegates day-to-day investment decisions of the Fund to the Sub-Adviser and that the Adviser generally provides management and operational oversight of the Sub-Adviser. With respect to the Adviser, the Board noted the experience of the Adviser’s staff, the consistent and high levels of communication between the Adviser and Sub-Adviser, and frequent on-site compliance monitoring of the Sub-Adviser. The Board considered that the Adviser has a senior management team capable and well suited to executing its oversight function of the Sub-Adviser, and that there have been no material compliance violations by the Adviser. The Board then concluded that the Adviser has sufficient quality and depth of personnel, resources, investment methods

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and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory and reliable.

With respect to the Sub-Adviser, the Board considered the consistency and experience of the Sub-Adviser’s portfolio management team and that the Sub-Adviser has provided a strong overall level of service to the Fund. The Board further considered that the Sub-Adviser has not experienced any material compliance issues and that the level of communication between the Adviser and Sub-Adviser appears to be sufficient and effective, and concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-advisory Agreement and that the nature, overall quality and extent of the management services provided by Sub-Adviser to the Fund was satisfactory and reliable.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser. The Board noted that, although the Adviser does not directly manage the investment decisions of the Fund, the Adviser employs a continuous program of monitoring the Fund’s portfolio and the Sub-Adviser’s adherence to the Fund’s stated investment objectives. The Board concluded that based on the information submitted, the Board has a reasonable basis for considering that the Adviser is carrying out its function appropriately, including its duties with respect to compliance, portions of trade execution, overall administration of the Fund and its other related duties.

With respect to the performance of the Sub-Adviser, the Board considered the performance of the Fund for the one-year and since-inception periods ended September 30, 2015, noting that the Fund had underperformed its benchmark, the Barclay’s U.S. Aggregate Bond Index with respective returns of 2.94% and 1.89%, and the S&P 500 Index with respective returns of -0.61% and 12.63%, for both periods. The Board noted, however, that the performance of the Fund (Investor Class shares) since inception (January 15, 2013) was positive at 0.96%, but negative at -1.63% for the one-year period. The Board also compared the Fund’s performance to a peer group of funds noting the Fund had outperformed this group by 0.25% for the one-year period but lagged by 0.55% over the since-inception period. The Board further compared the Fund’s performance to a group of funds of funds of somewhat similar size that follow an investment strategy similar to that of the Fund. The Board noted that many of these funds had significant negative returns over the year-to-date and one-year periods and that the Fund’s returns were more steady than many of the funds in the group. The Board took into account that the Sub-Adviser places a high degree of emphasis on capital preservation and that the Sub-Adviser may elect to reduce its investment exposure during periods of market volatility. The Board considered additional portfolio statistics for the Fund, taking into account the Sub-Adviser’s management of Fund volatility and efforts to limit losses (sometimes referred to as “drawdowns”), and noted that the Fund has performed as designed under prevailing market conditions. Based on the information provided, the Board concluded that the Sub-Adviser’s performance was satisfactory and that the Sub-Adviser was expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses. As to the costs of the services provided and profits realized by each of the Adviser and Sub-Adviser, the Board first considered the structure of the Fund’s fees, taking into account that the Fund charges a unitary fee of 2.50% of the Fund’s average annual net assets. The Board considered that the Adviser pays Fund operational costs (with some exceptions), retains compensation at a rate of 0.35% and that the Sub-Adviser is entitled to the remainder of the fees. The Board compared the Fund’s management fee to similarly sized funds in each of the Morningstar Multi-Alternative and Equity Long/Short categories and found that the Fund’s management fee was higher than the mean of each

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category, but not the highest of either range of management fees with a maximum of 2.55% and 2.99% for the respective categories. The Board took into account that because of the Fund’s unitary fee, comparison to only the management fees charged for other funds was not an accurate comparison because it did not take into account the other costs of operating the Fund embedded within the Fund’s unitary fee. With respect to the net expense ratios of the funds in each of the Morningstar Multi-Alternative and Equity Long/Short categories, the Board similarly found that the Fund’s fees were higher than the mean of each category, but not the highest of either range of fees with a maximum of 3.57% and 3.04% for the respective categories.

The Board also considered the allocation of the responsibilities as between the Adviser and Sub-Adviser, and took into account that the Sub-Adviser is responsible for the management of the Fund’s portfolio and the Adviser provides oversight and support services to the Sub-Adviser. The Trustees considered the allocation of the advisory fee as between the Adviser and Sub-Adviser and determined that the allocation is the result of arms-length bargaining between the Adviser and Sub-Adviser, and that in approving the fees, the Board finds that the portion retained by the Adviser and Sub-Adviser, respectively, were reasonable in relation to the services rendered by each firm. The Board then concluded that the advisory and sub-advisory fees were reasonable and that the overall expense ratio was acceptable in light of the factors considered.

Profitability. The Board also considered the profitability of each of the Adviser and Sub-Adviser, respectively, and whether such profits are reasonable in light of the services provided to the Fund. The Board reviewed profitability analyses prepared by each of the Adviser and Sub-Adviser for various periods including the calendar year ended December 31, 2014 and the year to date period ended September 30, 2015. With respect to the Adviser, the Board considered that the Adviser is responsible for the payment of operational Fund expenses and did incur costs in the provision of its advisory services and that approximately 1.83% was paid to the Sub-Adviser. The Adviser further explained that all Adviser-borne expenses were presented in the line item labeled amounts paid to Sub-Adviser, which also included direct Fund expenses as well as subadvisory fees. The Board also considered that portion of the fee payable to the Adviser was negotiated between the Adviser and Sub-Adviser, and also considered the recent decrease in assets would likely depress profitability in the near term. The Board was satisfied that the Adviser’s profits were not excessive. With respect to the Sub-Adviser, the Board considered that it had discussed and reviewed with the Sub-Adviser the method for calculating its profitability under a unitary fee structure, and was satisfied that the net profits retained by the Sub-Adviser were not excessive. The Board concluded that the Adviser’s and Sub-Adviser’s levels of profitability from each of the Adviser’s and Sub-Adviser’s relationship with the Fund were reasonable.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser would realize economies of scale with respect to their management of the Fund. The Board reviewed and considered the profitability analyses and selected financial information of each of the Adviser and Sub-Adviser and also took into account the current assets. The Board concluded that at current asset levels economies of scale were not a relevant consideration until such time as the Fund reaches sufficient scale and would be revisited at that time.

Conclusion. Having requested and received such information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreement for an additional one-year period was in the best

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interests of the Fund and its current and future shareholders. In considering the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

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The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, November 2012 to present	President, Charles R. Ranson Consulting, LLC (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), 2003 – present.	10	Northern Lights fund Trust IV (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, November 2012 to present	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), Jan. 2011 - present; Chief Operating Officer, Biondo Investment Advisors, LLC, Apr. 2004 - Dec. 2010.	10	BlueArc Multi-Strategy Fund (since 2014)
Janet P. Ailstock Born: 1948	Trustee	Indefinite, November 2012 to present	President, Attorney, J. Parker Ailstock, P.A. (corporate and securities law and governmental compliance) 1998-present.	10	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

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The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Last 5 Years
Catherine Ayers- Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; November 2012 to present	CEO, Advisors Preferred, LLC (investment advisor), Apr. 2011 – present; CEO, Ceros Financial Services, Inc. (broker/dealer), Sept. 2009 – present; CEO, Atcap Partners, LLC (broker/dealer), Mar. 2014 – present; Managing Director, Rydex Financial Services, (broker/dealer) Mar. 2002 – Sept 2009.	10	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; November 2012 to present	Director of Sales and Marketing, Ceros Financial Services, Inc. (broker/dealer), Jan. 2011 – present; VP Sales, TD Ameritrade, Inc. (broker/dealer), Feb. 2006 – Dec. 2010	10	None
Kevin E. Wolf Born: 1969	Treasurer	Indefinite; November 2012 to present	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); Vice-President, BluGiant, LLC (since 2004).	n/a	n/a
Emile Molineaux Born: 1962	Chief Compliance Officer	Indefinite; November 2012 to present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	n/a	n/a
Richard Malinowski Born: 1983	Secretary	Indefinite; November 2012 to present	AVP, Legal Admin Gemini Fund Services, LLC, Sept. 2012 – present; Vice President and Manager, BNY Mellon Investment Servicing, Inc., May 2006 – Sept. 2012.	n/a	n/a

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll free 1-855-650-7453.

PRIVACY NOTICE

Rev. Jan. 2013

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9555 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-747-9555.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Price Capital Management, Inc.
85 Chanteclaire Circle
Gulf Breeze, FL 32561

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $13,000

(b)	Audit-Related Fees

2015 - None

(c)	Tax Fees

2015 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015

Audit-Related Fees:      100%

Tax Fees:      100%

All Other Fees:       100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/4/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 3/4/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 3/4/16